UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2019

SILVERCREST ASSET MANAGEMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35733	45-5146560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 38th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 649-0600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A common stock, $0.01 par value per share	SAMG	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 24, 2013, the subsidiaries of Silvercrest L.P. entered into a $15.0 million credit facility with City National Bank (the “Credit Facility”). Certain subsidiaries of Silvercrest L.P. are the borrowers under such facility and Silvercrest L.P. guarantees the obligations of such subsidiaries under the credit facility (Silvercrest L.P. and such borrower subsidiaries collectively, the “Credit Parties”). The Credit Facility is secured by certain assets of Silvercrest L.P. and the borrower subsidiaries. The Credit Facility consists of a $7.5 million delayed draw term loan with a stated maturity date of June 24, 2025 and a $7.5 million revolving credit facility with a stated maturity date of June 19, 2020. On July 1, 2019, the Credit Parties and City National Bank entered into the Seventh Amendment to the Credit Facility (the “Seventh Amendment”) whereby, among other things, the delayed draw term loan credit facility was increased by $18 million to $25.5 million, the commitment period for the term loan was extended to July 1, 2024 and the stated maturity date therefor was extended until July 1, 2026. Additionally, the revolving credit facility was increased by $2.5 million to $10 million. The Base Rate Margin and LIBOR Rate Margin were each decreased by 0.25 percentage points to 0.25 percentage points and 2.75 percentage points, respectively. The minimum discretionary assets under management covenant was amended such that (i) if the aggregate outstanding principal balance of the term loans and revolving loans is less than $5 million, the covenant is not applicable, (ii) if the aggregate outstanding principal balance of the term loans and revolving loans is greater than or equal to $5 million, but less than $10 million, the average amount of discretionary assets under management must be at least $8 billion and (iii) if the aggregate outstanding principal balance of the term loans and revolving loans is greater than or equal to $10 million, the average amount of discretionary assets under management must be at least $11 billion. The debt incurrence covenant in the Credit Facility was also adjusted to carve out and permit earn-outs incurred under the Purchase Agreement (as defined in Item 2.01 below).  The Credit Facility and all other loan documents between the Credit Parties and City National Bank continued in full force and effect.

The foregoing description of the Seventh Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Seventh Amendment which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 1, 2019, Silvercrest Asset Management Group LLC (the “Purchaser”), a Delaware limited liability company and a subsidiary of Silvercrest Asset Management Group Inc. (the “Company”), completed the previously announced acquisition of substantially all of the assets of Cortina Asset Management, LLC, a Wisconsin limited liability company (“Cortina”) relating to Cortina’s business of providing investment management, investment advisory, and related services (the “Closing”). The acquisition was completed pursuant to the Asset Purchase Agreement (the “Purchase Agreement”) by and between the Purchaser, the Company, Cortina and certain interest holders thereof (the “Principals”).

At Closing, the Company paid to Cortina an aggregate principal amount of $33,577,395 in cash, and Silvercrest L.P., a Delaware limited partnership and an affiliate of the Company, paid an additional $8,951,938 in the form of issuance and delivery to certain Principals of 662,713 Class B Units in Silvercrest L.P. The Purchase Agreement provides for up to an additional $26,209,243 to be paid 80% in cash with certain Principals receiving the remaining 20% in the form of Class B Units of Silvercrest L.P. in potential earn-out payments over the next four years.

The Company’s cash payments at Closing were funded in part by cash on hand and in part by borrowings under the Credit Facility described in Item 1.01, which description is incorporated by reference into this Item 2.01. Closing was subject to customary closing conditions.

The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 12, 2019 and is incorporated by reference into this Item 2.01.

Item 2.03 – Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Securities.

As disclosed in Item 2.01, 662,713 Class B Units were issued by Silvercrest L.P. to certain Principals at Closing. Each Class B Unit of Silvercrest L.P. is exchangeable for one share of Class A common stock, $0.01 par value per share, of the Company. The issuance of such Class B Units are exempt from the registration requirement of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof because such issuance does not involve a public offering.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

The financial statements required to be filed under Item 9.01(a) of this Current Report on Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this Form 8-K is required to be filed.

(b) Pro forma financial information

The pro forma financial information required to be filed under Item 9.01(b) of this Current Report on Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Description

4.1

Seventh Amendment to Credit Agreement, dated as of July 1, 2019, among Silvercrest Asset Management Group LLC, Silvercrest Investors LLC, Silvercrest Investors II LLC and Silvercrest Financial Services, Inc., as borrowers, City National Bank, a national banking association, and acknowledged by Silvercrest L.P., as guarantor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2019

Silvercrest Asset Management Group Inc.

By:	/s/ Scott A. Gerard
Name: Scott A. Gerard
Title: Chief Financial Officer

4